UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2014

CATALENT PHARMA SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-147871	13-3523163
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey		08873
(Address of registrant’s principal executive office)		(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On July 29, 2014, Catalent Pharma Solutions, Inc. (“Catalent”) provided notice of its election to redeem all of the $350.0 million aggregate principal amount currently outstanding of Catalent’s 7.875% Senior Notes due 2018 (the “Redeemed Notes”). The Redeemed Notes will be redeemed on August 28, 2014 (the “Redemption Date”) at a redemption price (the “Redemption Price”) of 101.5% of the principal amount thereof plus accrued and unpaid interest on the Redeemed Notes to, but excluding, the Redemption Date, subject to the completion of an initial public offering by Catalent’s indirect parent, Catalent, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent Pharma Solutions, Inc. (Registrant)

Dated: July 29, 2014	By:	/s/ Matthew M. Walsh
	Name:	Matthew M. Walsh
	Title:	Executive Vice President & Chief Financial Officer

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